SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2008

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The annual meeting of stockholders of Morgan Stanley (the “Company”) was held on April 8, 2008.

The stockholders voted on proposals to elect directors to the Company’s Board of Directors (the “Board”) and to ratify the appointment of Deloitte & Touche LLP as independent auditor.  The stockholders also voted on a Company proposal to amend the Company’s Certificate of Incorporation to eliminate all supermajority voting requirements and to remove certain provisions that are no longer in effect, and on a stockholder proposal regarding an executive compensation advisory vote.

A stockholder proposal on a human rights report, which was included in the Company’s proxy statement, was withdrawn by its proponent prior to the annual meeting after discussions with the Company.  This proposal had received the affirmative vote of 8.7% of the shares represented and voting at the meeting.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal).  The stockholders’ vote ratified the appointment of the independent auditor and approved the amendments to the Certificate of Incorporation.  Copies of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.  The stockholder proposal regarding an executive compensation advisory vote was not approved by the stockholders.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal is set forth below.  The Company’s independent inspector of election reported the vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-vote

Election of Directors (percentages shown are of the votes cast)

Roy J. Bostock	865,105,246	95,831,902	*	*
	90.03%	9.97%

Erskine B. Bowles	935,641,363	28,978,505	*	*
	97.00%	3.00%

Howard J. Davies	873,631,632	90,816,088	*	*
	90.58%	9.42%

C. Robert Kidder	878,022,268	86,417,581	*	*
	91.04%	8.96%

John J. Mack	913,275,372	52,231,347	*	*
	94.59%	5.41%

Donald T. Nicolaisen	902,265,132	62,209,939	*	*
	93.55%	6.45%

Charles H. Noski	903,265,060	61,155,985	*	*
	93.66%	6.34%

Hutham S. Olayan	944,610,845	19,706,502	*	*
	97.96%	2.04%

	For	Against	Abstain	Broker Non-vote

Charles E. Phillips, Jr.	902,192,589	62,599,219	*	*
	93.51%	6.49%

O. Griffith Sexton	941,354,982	22,825,648	*	*
	97.63%	2.37%

Laura D. Tyson	933,417,178	31,673,115	*	*
	96.72%	3.28%

Ratification of Independent Auditors (percentages shown are of the shares represented and voting at the meeting)	956,889,041 97.82%	10,527,893 1.08%	10,777,022 1.10%	*

Amend the Certificate of Incorporation to Eliminate Supermajority Voting Requirements (percentages shown are of the outstanding shares entitled to vote)	951,384,074 86.13%	14,122,772 1.28%	12,687,083 1.15%	*

Shareholder Proposal Regarding Executive Compensation Advisory Vote (percentages shown are of the shares represented and voting at the meeting)	304,400,289 36.71%	500,859,121 60.41%	23,875,166 2.88%	149,059,692
____________________
* Not applicable.

 Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation, as amended to date.
3.2	Amended and Restated Bylaws, as amended to date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY (Registrant)
Date:	April 10, 2008	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Assistant Secretary